                                                                EXHIBIT 23.21

                        Consent of Independent Auditors

The Board of Directors
TGF Technologies, Inc.

We consent to the incorporation by reference in the registration statement (No. 333-00000) on Form S-8 of OneMain.Com, Inc. of our report dated February 6, 1999 with respect to the financial statements of TGF Technologies, Inc. in registration statement (No. 333-77063) on Form S-4 of OneMain.Com, Inc.


                                                        /s/ KPMG LLP


Burlington, Vermont
May 12, 1999